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
1.  Date of Agreement                                                      THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
                                                                           STANDARD SHIP MANAGEMENT AGREEMENT
          February 28, 1997                                                CODE NAME: "SHIPMAN"
                                                                                                                              PART 1
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2.  Owners (Name, place of registered office and law of registry)          3.    Technical Managers (name, place of registered
                                                                                 office and law of registry) (herein referred to
                                                                                 as Manager)
    Navigator Holdings, PLC on behalf of each individual
    SHIPOWNING COMPANIES IDENTIFIED ON SCHEDULE 1 HERETO                       GEBAB Gesellschaft fuer Konzeption, Beratung,
    ----------------------------------------------------------                 Vermittlund und
    Name                                                                       BETREUUNG PRIVATER INVESTITIONEN MBH AND EACH OF ITS
                                                                               -----------------------------------------------------
                                                                               AFFILIATED COMPANIES
                                                                               --------------------
                                                                               Name
    c/o Cambridge Partners LLC, 535 Madison Avenue, New York,
    NEW YORK                                                                   RUDOLF-DIESEL-STRABE 11, 40670 MEERBUSCH
    ----------------------------------------------------------                 ----------------------------------------
    Place of registered office                                                 Place of registered office


    ----------------------------------------------------------                 -----------------------------------------------------
    Law of registry                                                            Law of registry


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4.  Day and year of commencement of Agreement (Cl. 2.1.)
                                          Upon Delivery of Vessels Identified on Schedule 1
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5.  Crewing (state "yes" or "no" as agreed) (Cl. 2.3.(i) and Cl. 3.)       6.  Technical Management (state "yes" or "no" as agreed)
                                                                               (Cl. 2.3.(ii) and Cl. 4.)
                                   Yes                                                                   Yes


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7.  Insurance (state "yes" or "no" as agreed) (Cl. 2.3.(iii) and Cl. 5.)   8.  Freight Management (state "yes" or "no" as agreed)
                                                                               (Cl. 2.3.(iv) and Cl. 6.)
                                   Yes                                                                   No


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9.  Accounting (state "yes" or "no" as agreed) (Cl. 2.3.(v) and Cl. 7.)    10. Chartering (state "yes" or "no" as agreed; if "yes",
                                                                               also state period of employment)(Cl. 2.3.(vi)
                                                                               and Cl. 8.)
                                   Yes
                                                                                                         NO
                                                                               -----------------------------------------------------
                                                                               period of employment in excess of which owners' prior
                                                                               consent shall first be obtained

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11. Sale or purchase of vessel (state "yes" or "no" as agreed) (Cl.        12. Provisions (state "yes" or "no" as agreed) (Cl. 2.3.
    2.3.(vii) and Cl. 9.)                                                      (viii) and Cl. 10.)
                                                                                                         Yes
                                   No


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13. Bunkering (state "yes" or "no" as agreed)(Cl. 2.3.Oix) and Cl. 11.)    14. Operation (state "yes" or "no" as agreed)(Cl. 2.3.(x)
                                                                               and Cl. 12.)
                                   Yes                                                                   Yes

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15. Annual Management Fee (state "yes" or "no" as agreed) (Cl. 15.1.)      16. Redundancy Costs (state "yes" or "no" as agreed)
                                                                               (Cl. 15.3b.)
                                                                                                         Yes

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17. Day and year of termination of Agreement (Cl. 23.1.)

                                                              See Rider

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18. Law and arbitration (state 24.2 of Cl. 24, as agreed; if 24.3. agreed also state place of arbitration) (If Box 18 not filled in
    24.1 shall apply) (Cl. 24)

                                                                24.2

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19. Notices (state postal and cable address, telex and telefax number      20. Notices (state postal and cable address, telex and
    for service of notice and communication TO THE OWNERS) (Cl. 25)            telefax number for service of notice and
                                                                               communication TO THE MANAGERS) (Cl. 25)







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It is mutually agreed between the party mentioned in Box 2 (hereinafter called "the Owners") and the party mentioned in Box 3
(hereinafter called "the Managers") that this Agreement consisting of PART I and PART II as well as ANNEX "A" or ANNEX "B" (as applicable) and ANNEX "C" attached hereto, shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II and ANNEX "A" or ANNEX "B" (as applicable) and ANNEX "C"
to the extent of such conflict but no further.

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Signature (Owners)                                                             Signature (Managers) on its own behalf and as agent
                                                                               for each of its Affiliated Companies


     /s/ Joseph Avantario                                                            /s/ M. Pahl


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                                   SCHEDULE 1



Name Of Owner                                    Hull No. For Vessel
-------------                                    -------------------

Navigator Gas (IOM I-A) Limited                     Hull No. 2245

Navigator Gas (IOM I-B) Limited                     Hull No. 2246

Navigator Gas (IOM I-C) Limited                     Hull No. 2247

Navigator Gas (IOM I-D) Limited                     Hull No. 2248

Navigator Gas (IOM I-E) Limited                     Hull No. 2249


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                          RIDER TO MANAGEMENT AGREEMENT
                             DATED FEBRUARY 28, 1997

                                     PART I



Box 16            REDUNDANCY

Box 17            DURATION OF AGREEMENT

                  The initial duration of the management agreement will be [three (3)] years and will thereafter be continued as agreed in clause 23 of "Shipman".

                                     PART II

CL. 3 The managers warrant that they have a policy on alcohol and drug abuse ("Policy") applicable to each of their own and vessels under management which meets or exceeds the standards in the Oil Companies International Marine Forum Guidelines for the control of drugs and alcohol on board ships. Annex "D".

CL. 15            MANAGEMENT FEE

                  Clause 15.1

                  The Owner shall pay to the Manager for their services as Manager under this Agreement an annual Management Fee equal to 2.0% of the gross freight income of the Vessel for the first six years after delivery of a Vessel and 2.5% thereafter. Manager's Fee shall be payable monthly in advance on the first day of each month and shall be based upon a pre-approved budget submitted by Manager ("Budgeted Management Fee"). The Budgeted Management Fee paid pursuant to this Section shall be adjusted quarterly in arrears for each quarter ending on the last day of March, June, September and December (each a "Calendar Quarter") and the difference between the actual Management Fee earned for a Calendar Quarter and the aggregate Budgeted Management Fee paid for such Quarter shall be reflected in the Budgeted Monthly Management Fee payable on the 1st day of the second month immediately following the end of any Calendar Quarter. "Gross freight income" shall mean all income derived by the Owner from clients in relation to the employment of the Vessel(s) including but not limited to freight, time charterhire, demurrage, dead freight (demurrage and/or dead freight only to be included on the basis of the amounts actually received), less any third party brokers' commissions.


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                  New subclauses shall be added to 15.1

                  15.1(a) Manager shall submit an invoice in an amount equal to the Management Fee earned for the current calendar month to Navigator. Navigator shall pay the Budgeted Management Fee on behalf of the Owner to the Manager as provided in the Indenture on the first day of the month immediately preceding the proposed delivery date for each Vessel.


                  15.3
                  New subclause shall be added to 15.3

                  15.3(b) The Owner will pay redundancy costs which are in excess of the funds accumulated in the redundancy fund. Any funds remaining in the Redundancy Fund after settling all costs will be refunded to the Owners.

                  15.6
                  New subclause to be added:
                  "In case of the vessel being lost, sold, bareboat chartered or otherwise being disposed of, managers to be paid the Budgeted Management Fee (which shall be the average Budgeted Management Fee paid during the prior 12 months as adjusted) for 6 months and thereafter at 50% of the Budgeted Management Fee until all matters relating to such Vessel are settled."

                  15.7
                  New subclause to be added:
                  "On board inspections by qualified inspector shall be included in management fee as ongoing management, but travel expenses abroad for vessel's account."

                  Clause 16.4

                  Income and expense reports shall be prepared on a quarterly basis as to each Vessel subject to this Agreement and shall be presented to the Navigator Gas Management Limited ("Navigator") within 15 days after the end of each calendar quarter.

CL. 23            DURATION OF AGREEMENT

                  23.2. The initial term of this Agreement (the "Initial Term") shall be three years commencing as to a vessel on the date such vessel is delivered.

                  23.2(a) After the Initial Term, this Agreement shall be terminable by Owner or Manager upon the giving of [90] days written notice of its intention to terminate this Agreement.


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                  23.2(b) If this Agreement has not been terminated as provided in 23.2 above, the term of this Agreement shall automatically be extended for a period of one year on each anniversary date of the day on which the Vessel subject to the Agreement was delivered, commencing on the third anniversary date of such delivery date.



                                             _________________________________


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THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: "SHIPMAN"

Date of Agreement:

Name Of Vessel:

Particulars of Vessel:

NAME

Call Sign
Flag
Built
Yard/number

LOA/Width
Depth
Draught
Gross/Net
Deadweight
Class Society/nbr
Class Sign

Next class renewal due
Main engine





Manager's Budget for the first year with effect from the Commencement Date of this Agreement:


================================================================================
                                                 Per Annum           Per Day
--------------------------------------------------------------------------------
1.       Crew Expenses
--------------------------------------------------------------------------------
2.       Victualling
--------------------------------------------------------------------------------
3.       Insurance
--------------------------------------------------------------------------------
4.       Luboil


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--------------------------------------------------------------------------------
5.       Equipment Deck
         and Engine
--------------------------------------------------------------------------------
6.       Repair Deck and
         Engine
--------------------------------------------------------------------------------
7.       General
         Expenses
--------------------------------------------------------------------------------
8.       Management Fee
--------------------------------------------------------------------------------
         TOTAL
================================================================================


================================================================================
                                                 Per Annum           Per Day
--------------------------------------------------------------------------------
1.       Crew Expenses
--------------------------------------------------------------------------------
2.       Victualling
--------------------------------------------------------------------------------
3.       Insurance
--------------------------------------------------------------------------------
4.       Luboil
--------------------------------------------------------------------------------
5.       Equipment Deck
         and Engine
--------------------------------------------------------------------------------
6.       Repair Deck and
         Engine
--------------------------------------------------------------------------------
7.       General
         Expenses
--------------------------------------------------------------------------------
8.       Management Fee
--------------------------------------------------------------------------------
         TOTAL P.A.
================================================================================
Remark: Drydocking and renovation provision excluded from budget.  Crew expenses
        NON-ITF conditions.


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ANNEX "D"

                              DRUG & ALCOHOL POLICY

                                    PREAMBLE

The abuse of drugs and alcohol and their effects are one of the most significant social problems of our time. Appropriately they are receiving increasing attention both in public and in legislation.

In response to this increased concern the _____________ (hereinafter referred to as "Company") has prepared the following policy statement and attendant rules that are to be adhered to by all personnel employed on vessels owned and/or managed by the company.

It is our aim to enforce this policy as part of a vital contribution to safety and health on board as well as to a safe and efficient operation at installations used by the vessels.

POLICY
------

1.       No crewmember or master shall be intoxicated at any time.

2. No crewmember or master shall navigate or assist in navigating a ship or operate its equipment or perform any scheduled duties while impaired by drugs or alcohol.

3. The misuse of legitimate drugs or the use, possession, distribution or sale of illicit or unprescribed drugs on board ships is prohibited.

4. Any crewmember using medicines which can cause or can contribute to unacceptable job performance or unusual job behavior shall report this to the master. The master is then to take action appropriate to the situation.

5. Use of other substances which alone or in combination can cause or continue to unacceptable job performance or unusual job behavior is prohibited.

CONTROL
-------

1. The master shall be responsible for the control of the use of alcohol and prescribed drugs onboard.

2. Under no circumstances are the master or crewmembers allowed to consume alcoholic beverages in such quantities that will hinder them from reacting efficiently in an emergency (see procedure 3.).


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3.       Masters, officers and ratings shall observe a period of abstinence from alcohol prior to commencement of watch or duty. This is to ensure that they are not intoxicated when going on duty. The length of this period of abstinence depends on the amount of alcohol consumed beforehand. It must be taken into account that the human body is able to reduce an average of 0,15 0/00 alcohol per hour.

         A blood alcohol content of 0,15 0/00 is reached after consumption of about one unit according to the following table:

                                            Volume                     Units
Beer and Lagers                             250cc                       1
Extra Strength Beer and Lagers              250cc                       2.5
Spirit/Liquor                               30cc                        1
Table Wine                                  100cc                       1
Sherry or Fortified Wine                    60cc                        1

If the consumption of alcohol equals four units according to the above table the period of abstinence must be at least four hours.

PROCEDURES
----------

1. Any crewmember or master found misusing legitimate drugs or found in possession of or using, selling, distributing or smuggling illicit or unprescribed drugs shall be dismissed by the company.

2. Any crewmember or master found impaired by alcohol or drugs while on duty shall immediately be relieved of his duties and replaced. The master and a relevant witness shall report such alcohol or drug abuse to the company in writing as soon as possible. A copy of such report will be put in before to the subject crewmember for signature.

3. When the effect of intoxicants on a person's manner, disposition, speech, general appearance or behavior is apparent by observation the master is to arrange for an alcohol test with the testing device. A crewmember or master shall be considered impaired when having an alcohol content of 0,4 0/00 (40mg/100 ml blood) or greater.

4. Every position of a master and officer shall be tested twice a year for alcohol and drug abuse. Such tests shall be unannounced and shall be taken during the person's duty. The person(s) to be tested and the date/time shall be designated by the Company.

5.       The Company will supply the necessary testing devices.


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DISTRIBUTION
------------

All crewmembers and masters will be given a copy of this document and are to sign the attached form. The form is to be kept by the Master and a copy is to be sent to the Company's office. The master is responsible for ensuring that all members of the crew are fully aware of and understand the Company's "Drug and Alcohol Policy".


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